COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

On August 14, 2013, a former investment banker for the Corporation filed a lawsuit in Canada seeking damages for alleged entitlement to a success fee. On July 24, 2014, the Corporation entered into an agreement to settle the disputed fees resulting in a charge of $657 to selling, general and administrative expenses for the year ended December 31, 2014.

In the ordinary course of business, the Corporation can be involved in legal proceedings involving contractual and employment relationships, liability claims, and a variety of other matters. Although the final outcome of such legal proceedings cannot be predicted with certainty, the Corporation believes the final outcome will not have a materially adverse effect on its financial position, results of operations, or cash flows.